UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2023

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective July 17, 2023, Evolve Transition Infrastructure GP LLC (the “General Partner”), the general partner of Evolve Transition Infrastructure LP (the “Partnership”), entered into Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement Amendment”). The Partnership Agreement Amendment was effected to, among other things, make such changes as were necessary and appropriate in connection with the previously announced one-for-thirty reverse split (the “Reverse Split”) of its common units representing limited partner interests in the Partnership (“Common Units”).
The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Partnership Agreement Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 8.01 Other Events.
As previously disclosed, the Partnership announced a Reverse Split of its Common Units to be effective after the over-the-counter market closes on July 17, 2023 subject to the right of the Financial Industry Regulatory Authority (“FINRA”) to undertake additional review that could further delay implementation of the Reverse Split. FINRA’s additional review did not further delay the implementation of the Reverse Split and the Common Units started trading on a split-adjusted basis when the over-the-counter market opened on July 18, 2023. Following the effectiveness of the Reverse Split, the Common Units have a new CUSIP number (30053M203). Additionally, for a period of 20 business days, including the effective date of the Reverse Split, a “D” will be appended to the ticker symbol so that it reads “SNMPD”. The ticker symbol will revert to “SNMP” after such 20-business day period expires.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Evolve Transition Infrastructure LP, effective July 17, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: July 20, 2023	By:	/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary